EXHIBIT 10.4


                   AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: April 5, 2006

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    Flag Luxury Riv, LLC

                                    By:   /s/  Paul Kanavos
                                          ------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Flag Luxury Properties, LLC

                                    By:   /s/  Paul Kanavos
                                          ------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    MJX Flag Associates, LLC

                                    By:   /s/  Robert Sillerman
                                    Name: Member
                                    Title: Robert Sillerman


                                    Flag Leisure Group, LLC

                                    By:   /s/  Paul Kanavos
                                          ------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Sillerman Real Estate Ventures, LLC

                                    By:   /s/  Robert Sillerman
                                    Name: Robert Sillerman
                                    Title: Member


                                    Robert Sillerman

                                    /s/  Robert Sillerman
                                    ------------------------------------

                                    Paul Kanavos

                                    /s/  Paul Kanavos
                                    ------------------------------------


                                    RH1, LLC

                                    By: ONIROT Living Trust dated
                                        06/20/2000
                                       ---------------------------------
                                       Its sole member

                                       By: /s/ Brett Torino
                                          ------------------------------
                                       Name: Brett Torino
                                       Title: Trustee


                                    ONIROT Living Trust dated 06/20/2000

                                    By: /s/ Brett Torino
                                       ---------------------------------
                                    Name: Brett Torino
                                    Title: Trustee


                                    Brett Torino

                                    /s/  Brett Torino
                                    ------------------------------------

                                   Rivacq LLC

                                    By: SOF U.S. Hotel Co-Invest Holdings,
                                        L.L.C.
                                        ----------------------------------

                                       By: SOF-VII U.S. Hotel Holdings,
                                          L.L.C.
                                        ----------------------------------

                                          By:   /s/  Barry S. Sternlicht
                                                -----------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer


                                       By: I-1/I-2 U.S. Holdings, L.L.C.
                                           -----------------------------------

                                           By:   /s/  Barry S. Sternlicht
                                                 ------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer

                                    SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                    By: SOF-VII U.S. Hotel Holdings,
                                        L.L.C.
                                        ----------------------------------

                                       By:   /s/  Barry S. Sternlicht
                                             ---------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                                    By: I-1/I-2 U.S. Holdings, L.L.C.
                                        --------------------------------

                                       By:   /s/  Barry S. Sternlicht
                                             ---------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                                    SOF-VII U.S. Hotel Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                          ------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    I-1/I-2 U.S. Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                          ------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    Starwood Global Opportunity Fund VII-A,
                                    L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                        L.L.C.
                                        ----------------------------------
                                        Its General manager

                                           By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer

                                    Starwood Global Opportunity Fund VII-B,
                                      L.P.

                                    By:   SOF-VII Management, L.L.C.
                                        ----------------------------------
                                    Its general partner

                                       By: Starwood Capital Group Global, L.L.C.
                                          ----------------------------------
                                       Its General manager

                                           By: /s/  Barry S. Sternlicht
                                              ------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                    Starwood U.S. Opportunity Fund VII-D, L.P.

                                    By:   SOF-VII Management, L.L.C.
                                        ----------------------------------
                                          Its general partner

                                        By: Starwood Capital Group Global,
                                        L.L.C.
                                        ----------------------------------
                                        Its General manager

                                           By: /s/  Barry S. Sternlicht
                                              --------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                    Starwood U.S. Opportunity Fund VII-D-2,
                                    L.P.

                                    By:  SOF-VII Management, L.L.C.
                                        ----------------------------------
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                        L.L.C.
                                        ----------------------------------
                                        Its General manager

                                           By: /s/  Barry S. Sternlicht
                                              --------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                    Starwood Capital Hospitality Fund I-1,
                                      L.P.

                                    By:   SCG Hotel Management, L.L.C.
                                        ----------------------------------
                                          Its general partner

                                        By: Starwood Capital Group Global,
                                        L.L.C.
                                        ----------------------------------
                                        Its General manager

                                           By: /s/  Barry S. Sternlicht
                                              -------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer

                                    Starwood Capital Hospitality Fund I-2,
                                      L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ----------------------------------
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                        L.L.C.
                                        ----------------------------------
                                        Its General manager

                                          By: /s/  Barry S. Sternlicht
                                             --------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer


                                    SOF-VII Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                           Its General manager

                                        By: /s/  Barry S. Sternlicht
                                           -----------------------------------
                                            Name: Barry S. Sternlicht
                                            Title: Chief Executive Officer


                                    SCG Hotel Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        -----------------------------------
                                        Its General manager

                                        By: /s/  Barry S. Sternlicht
                                           --------------------------------
                                        Name: Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    Starwood Capital Group Global, LLC

                                    By:   /s/  Barry S. Sternlicht
                                       -----------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    Barry S. Sternlicht

                                    /s/  Barry S. Sternlicht
                                    ------------------------------------------


                                    High Desert Gaming, LLC

                                    By:   /s/  Greg Carlin
                                          ------------------------------
                                    Name: Greg Carlin
                                    Title: Manager

                                    LAMB Partners

                                    By:   LAMB, LLC
                                          ------------------------
                                          Its managing partner

                                           By: /s/  Neil Bluhm
                                               --------------------------
                                           Name: Neil Bluhm
                                           Title: Managing Member

                                    LAMB, LLC

                                    By:   /s/  Neil Bluhm
                                          ------------------------------
                                    Name: Neil Bluhm
                                    Title: Managing Member


                                    ISLE Investors, LLC

                                    By:   /s/  Greg Carlin
                                          ------------------------------
                                    Name: Greg Carlin
                                    Title: Manager


                                   Greg Carlin

                                    /s/  Greg Carlin
                                    ------------------------------------

                                   Neil Bluhm

                                    /s/  Neil Bluhm
                                    ------------------------------------